SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 Amendment No. 2

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2000

                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-13883                    77-0448994
State of Incorporation         Commission File No.        IRS Employer ID Number



                   1720 North First Street, San Jose, CA 95112
     Address, including Zip code, of registrant's principal executive office


                                 (408) 367-8200
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

    (a)    Financial Statements of Business Acquired
           Not applicable

    (b)    Pro Forma Financial  Information  (Unaudited)
           The unaudited pro forma condensed combined balance sheets as of December 31, 1999 and March 31, 2000, and the unaudited pro forma condensed combined statements of income for the three-years ended December 31, 1999, 1998 and 1997, and for the three month period ended March 31, 2000 and the notes thereto are filed as Exhibit 7.1 to this Amendment No. 2 and such exhibit is incorporated herein by reference.


    (c)    Financial Information -- summary

           Unaudited pro forma condensed combined balance sheets as of December 31, 1999 and March 31, 2000, and the unaudited pro forma condensed combined statements of income for the three-years ended December 31, 1999, 1998 and 1997, and for the three month period ended March 31, 2000 and the notes thereto.





                                    CALIFORNIA WATER SERVICE GROUP

Date: July 27, 2000                 By: /s/ Peter C. Nelson
                                         President and Chief Executive Officer

                         CALIFORNIA WATER SERVICE GROUP
          UNAUDITED PRO FROMA CONDENSED COMBINED FINANCIAL INFORMATION


                                     Summary

The merger between California Water Service Group ("Company") and Dominguez Services Corporation ("Dominguez") was completed on May 25, 2000. Each outstanding Dominguez common share was exchanged for 1.38 shares of Company common stock. To complete the merger, the Company issued 2,210,254 new common shares in exchange for the 1,601,679 outstanding Dominguez shares. The acquisition was accounted for as a tax-free pooling of interests.


          Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information are based on the historic financial statements of both the Company and Dominguez for the years ended December 31, 1999, 1998 and 1997 included in their annual report on Form 10-K and their quarterly report on Form 10-Q for the quarter ended March 31, 2000, and includes the pro forma adjustments to give effect as if the merger had been completed as of the beginning of the earliest period presented. For financial reporting purposes, the Merger was accounted for as a pooling of interests. Accordingly, the assets and liabilities of Company and Dominguez have been recorded at their historical amounts.

The information presented in the unaudited pro forma condensed combined financial information has been prepared by the Company for illustrative purposes only and is not necessarily indicative of the financial results that would have occurred if the Merger had been completed as of the earliest date that financial statements are presented, nor is the pro forma information indicative of expected future results of the merged companies.


                                            CALIFORNIA WATER SERVICE GROUP
                                  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                                                AS OF DECEMBER 31, 1999
                                                (Amounts in thousands)


                                                               CWT            DOMZ                          Pro Forma
                                                            Historical      Historical      Adjustments      Adjusted
ASSETS
  Utility plant:
        Utility plant                                        $ 737,352      $  75,334                       $ 812,686
        Less depreciation and amortization                     221,998         26,298                         248,296
                                                            ---------------------------------------------------------
              Net utility plant                                515,354         49,036                         564,390
  Current assets:
        Cash and cash equivalents                                1,437            942                           2,379
        Receivables                                             15,574          3,536                          19,110
        Unbilled revenue                                         7,145          1,054                           8,199
        Materials and supplies at average cost                   2,229             18                           2,247
        Taxes and other prepaid expenses                         4,437          1,979                           6,416
                                                            ---------------------------------------------------------
              Total current assets                              30,822          7,529                          38,351
  Other assets:
        Regulatory assets                                       36,458            983                          37,441
        Other deferred assets                                    4,984            341                           5,325
                                                            ---------------------------------------------------------
              Total other assets                                41,442          1,324                          42,766
                                                            ---------------------------------------------------------
                                                             $ 587,618      $  57,889                       $ 645,507
                                                            =========================================================


CAPITALIZATION AND LIABILITIES
  Capitalization:
        Common stock                                               129          1,564        (1,542)              151
        Additional paid-in capital                              44,881          2,917         1,542            49,340
        Retained earnings                                      132,689         12,921                         145,610
        Accumulated other comprehensive loss                      (517)          --                              (517)
                                                            ---------------------------------------------------------
              Total common stockholders' equity                177,182         17,402                         194,584
        Preferred stock                                          3,475                                          3,475
        Long-term debt, less current maturities                156,572         12,294                         168,866
                                                            ---------------------------------------------------------
              Total capitalization                             337,229         29,696                         366,925
  Current liabilities:
        Current maturities of long-term debt                     2,651             96                           2,747
        Short-term borrowings                                   13,599            400                          13,999
        Accounts payable                                        23,707          3,041                          26,748
        Accrued expenses and other liabilities                  15,554          3,663                          19,217
                                                            ---------------------------------------------------------
              Total current liabilities                         55,511          7,200                          62,711
                                                            ---------------------------------------------------------
  Unamortized investment tax credits                             2,842            254                           3,096
  Deferred income taxes                                         21,427          4,369                          25,796
  Regulatory and other liabilities                              18,001          4,543                          22,544
  Advances for construction                                     99,991          5,565                         105,556
  Contributions in aid of construction                          52,617          6,262                          58,879
                                                            ---------------------------------------------------------
                                                             $ 587,618      $  57,889                       $ 645,507
                                                            =========================================================


               See accompanying notes to unaudited pro forma condensed combined financial information.


                                             CALIFORNIA WATER SERVICE GROUP
                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                          FOR THE YEAR ENDED DECEMBER 31, 1999
                                    (Amounts in thousands, except per share amounts)

                                                               CWT            DOMZ                          Pro Forma
                                                            Historical      Historical      Adjustments      Adjusted
Operating revenue                                            $ 206,440      $  28,497                       $ 234,937
Operating expenses:
       Operations and maintenance                              139,297         22,829           290           162,416
       Depreciation and amortization                            15,802          1,444                          17,246
       Income taxes                                             12,176          1,439          (100)           13,515
       Property and other taxes                                  8,555            583                           9,138
                                                            ----------------------------------------------------------
           Total operating expenses                            175,830         26,295           190           202,315
                                                            ----------------------------------------------------------

       Net operating income                                     30,610          2,202          (190)           32,622

Other income and expenses, net                                   2,510          1,004                           3,514
                                                            ----------------------------------------------------------
       Income before interest expense                           33,120          3,206          (190)           36,136

Interest expense:
       Long-term debt interest                                  12,144            940                          13,084
       Other interest                                            1,057             24                           1,081
                                                            ----------------------------------------------------------
           Total interest expense                               13,201            964                          14,165
                                                            ----------------------------------------------------------

Net income before extraordinary item                            19,919          2,242          (190)           21,971

Extraordinary item net of $100 of income taxes                                   (190)          190
                                                            ----------------------------------------------------------

Net income                                                   $  19,919      $   2,052       $    --         $  21,971
                                                            ==========================================================
Basic and diluted earnings per share of
       common stock                                          $    1.53      $    1.31                       $    1.44
                                                            ==========================================================

Average number of common shares outstanding                     12,936          1,561           593            15,090
Dilutive options outstanding                                                       10             4                14
                                                            ----------------------------------------------------------
Total dilutive common shares outstanding                        12,936          1,571           597            15,104
                                                            ==========================================================

                See accompanying notes to unaudited condensed combined pro forma financial information.


                                             CALIFORNIA WATER SERVICE GROUP
                              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                          FOR THE YEAR ENDED DECEMBER 31, 1998
                                    (Amounts in thousands, except per share amounts)

                                                               CWT             DOMZ                         Pro Forma
                                                            Historical      Historical      Adjustments      Adjusted
Operating revenue                                            $ 189,659         $25,267                      $ 214,926
Operating expenses:
       Operations and maintenance                              125,264          20,689             814        146,767
       Depreciation and amortization                            14,870           1,439                         16,309
       Income taxes                                             10,808             932            (315)        11,425
       Property and other taxes                                  8,178             566                          8,744
                                                         ------------------------------------------------------------
           Total operating expenses                            159,120          23,626             499        183,245
                                                         ------------------------------------------------------------

       Net operating income                                     30,539           1,641            (499)        31,681

Other income and expenses, net                                   1,094             652                          1,746
                                                         ------------------------------------------------------------
       Income before interest expense                           31,633           2,293            (499)        33,427

Interest expense:
       Long-term debt interest                                  11,259             866                         12,125
       Other interest                                            1,438               4                          1,442
                                                         ------------------------------------------------------------
           Total interest expense                               12,697             870                         13,567
                                                         ------------------------------------------------------------

Extraordinary item net of $315 of income taxes                                    (499)            499
                                                         ------------------------------------------------------------

Net income                                                   $  18,936         $   924          $   --      $  19,860
                                                         ============================================================

Basic and diluted earnings per share of
       common stock                                          $    1.45         $  0.61                      $    1.31
                                                         ============================================================

Average number of common shares outstanding                     12,936           1,506             572         15,014
Dilutive options outstanding                                                         5               2              7
                                                         ------------------------------------------------------------
Total dilutive common shares outstanding                        12,936           1,511             574         15,021
                                                         ============================================================

               See accompanying notes to unaudited condensed combined pro forma financial information.


                                            CALIFORNIA WATER SERVICE GROUP
                             UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                         FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (Amounts in thousands, except per share amounts)

                                                               CWT             DOMZ                         Pro Forma
                                                            Historical      Historical      Adjustments      Adjusted

Operating revenue                                             $198,347         $26,818                      $ 225,165
Operating expenses:
       Operations and maintenance                              127,652          21,311                        148,963
       Depreciation and amortization                            13,959           1,341                         15,300
       Income taxes                                             14,057           1,385                         15,442
       Property and other taxes                                  7,763             552                          8,315
                                                         ------------------------------------------------------------
           Total operating expenses                            163,431          24,589                        188,020
                                                         ------------------------------------------------------------


       Net operating income                                     34,916           2,229                         37,145

Other income and expenses, net                                     949             550                          1,499
                                                         ------------------------------------------------------------
       Income before interest expense                           35,865           2,779                         38,644

Interest expense:
       Long-term debt interest                                  11,405             613                         12,018
       Other interest                                              724             145                            869
                                                         ------------------------------------------------------------
           Total interest expense                               12,129             758                         12,887
                                                         ------------------------------------------------------------

Net income                                                    $ 23,736         $ 2,021                      $  25,757
                                                         ============================================================

Basic and diluted earnings per share of
       common stock                                           $   1.82         $  1.34                      $    1.71
                                                         ============================================================

Average number of common shares outstanding                     12,936           1,506           572           15,014
Dilutive options outstanding
                                                         ------------------------------------------------------------
Total dilutive common shares outstanding                        12,936           1,506           572           15,014
                                                         ============================================================

       See accompanying notes to unaudited condensed combined pro forma financial information.



                                           CALIFORNIA WATER SERVICE GROUP
                             UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                As of March 31, 2000
                                                   (In thousands)



                                                               CWT           DOMZ                        Pro Forma
ASSETS                                                    Historical      Historical      Adjustments     Adjusted
  Utility plant:
       Utility plant                                      $ 742,257        $ 76,587                       $ 818,844
       Less depreciation and amortization                   226,763          26,741                         253,504
                                                       ------------------------------------------------------------
              Net utility plant                             515,494          49,846                         565,340
                                                       ------------------------------------------------------------
  Current assets:
       Cash and cash equivalents                              1,952             373                           2,325
       Receivables                                           12,710           1,502                          14,212
       Unbilled revenue                                       5,539             780                           6,319
       Materials and supplies at average cost                 2,608              15                           2,623
       Taxes and other prepaid expenses                       4,909           1,283                           6,192
                                                       ------------------------------------------------------------
              Total current assets                           27,718           3,953                          31,671
                                                       ------------------------------------------------------------
  Other assets:
       Regulatory assets                                     36,593             809                          37,402
       Other deferred assets                                  4,936           1,492                           6,428
                                                       ------------------------------------------------------------
              Total other assets                             41,529           2,301                          43,830
                                                       ------------------------------------------------------------
                                                          $ 584,741        $ 56,100                       $ 640,841
                                                       ============================================================

CAPITALIZATION AND LIABILITIES
  Capitalization:
       Common stock                                           $ 129        $  1,564        (1,542)        $     151
       Additional paid-in capital                            44,881           2,917         1,542            49,340
       Retained earnings                                    130,297          12,860                         143,157
       Accumulated other comprehensive loss                    (517)              -                            (517)
                                                       ------------------------------------------------------------
              Total common stockholders equity              174,790          17,341                         192,131
       Preferred stock                                        3,475               -                           3,475
       Long-term debt, less current maturities              156,490          12,273                         168,763
                                                       ------------------------------------------------------------
              Total capitalization                          334,755          29,614                         364,369
                                                       ------------------------------------------------------------
  Current liabilities:
       Current maturities of long-term debt                   2,651              96                           2,747
       Short-term borrowings                                 16,299               -                          16,299
       Accounts payable                                      18,552           1,908                          20,460
       Accrued expenses and other liabilities                17,292           3,420                          20,712
                                                       ------------------------------------------------------------
              Total current liabilities                      54,794           5,424                          60,218
                                                       ------------------------------------------------------------

  Unamortized investment tax credits                          2,842             251                           3,093
  Deferred income taxes                                      21,965           4,414                          26,379
  Regulatory and other liabilities                           18,001           4,732                          22,733
  Advances for construction                                  99,968           5,416                         105,384
  Contributions in aid of construction                       52,416           6,249                          58,665
                                                       ------------------------------------------------------------
                                                          $ 584,741        $ 56,100                       $ 640,841
                                                       ============================================================

               See accompanying notes to unaudited pro forma condensed combined financial information.


                                                 CALIFORNIA WATER SERVICE GROUP
                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                               For the three months ended March 31
                                            (In thousands, except per share amounts)

                                                             2000                                          1999
                                       CWT         DOMZ                  Pro Forma     CWT         DOMZ                Pro Forma
                                    Historical  Historical  Adjustments   Adjusted  Historical  Historical Adjustments  Adjusted
Operating revenue                   $ 40,495     $ 6,232                  $ 46,727  $ 39,853     $ 5,804                $ 45,657
Operating expenses:
  Operations and maintenance          29,221       4,923                    34,144    27,467       4,745           35     32,247
  Depreciation and amortization        4,097         374                     4,471     4,074         388                   4,462
  Income taxes                           736         215                       951     1,387         161          (12)     1,536
  Property and other taxes             2,085         174                     2,259     2,063         148                   2,211
                                     --------------------                -------------------------------------------------------
                                      36,139       5,686                    41,825    34,991       5,442           23     40,456
                                     --------------------                -------------------------------------------------------
Net operating income                   4,356         546                     4,902     4,862         362          (23)     5,201

Other income and expenses, net           299           9                       308     1,077         128                   1,205
                                     --------------------                -------------------------------------------------------
  Income before interest expense       4,655         555                     5,210     5,939         490          (23)     6,406
                                     --------------------                -------------------------------------------------------
Interest expense:
  Long-term debt interest              3,072         224                     3,296     2,853         206                   3,059
  Other interest                         380           1                       381       465          14                     479
                                     --------------------                -------------------------------------------------------
                                       3,452         225                     3,677     3,318         220                   3,538
                                     --------------------                -------------------------------------------------------


Net income before extraordinary item   1,203         330                     1,533     2,621         270          (23)     2,868
                                     --------------------                -------------------------------------------------------
Extraordinary item net of $12 of
  income tax                                                                                         (23)          23
                                     -------------------------------------------------------------------------------------------
Net income                           $ 1,203       $ 330                   $ 1,533   $ 2,621       $ 247          $ -    $ 2,868
                                     ===========================================================================================

Basic and diluted earnings per share
  of common stock                    $  0.09      $ 0.21                    $ 0.10    $ 0.20      $ 0.16                  $ 0.19
                                     ========    ========                 ========  ========    ========                 =======

Average number of common shares
  outstanding                         12,936      1,564           594       15,094    12,936       1,561          593     15,090
Dilutive options outstanding                         10             4           14                    10            4         14
                                     ---------------------------------------------- -----------------------------------------------
Total dilutive common shares
  outstanding                         12,936      1,574           598      15,108    12,936       1,571          597     15,104
                                     ============================================== ===============================================

See accompanying notes to unaudited condensed combined pro forma financial information.

                         CALIFORNIA WATER SERVICE GROUP
      UNAUDITED NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


Description of the Merger

         The Merger between the Company and Dominguez was completed on May 25, 2000 after the California Public Utilities Commission granted its approval of the merger. The boards of the Company and Dominguez originally approved the merger agreement on November 13, 1998. The agreement was subsequently amended on March 22, 1999. In accordance with the amended agreement, on the merger date each outstanding Dominguez common share was exchanged for 1.38 shares of Company common stock. To complete the merger, the Company issued 2,210,254 new common shares in exchange for the 1,601,679 outstanding Dominguez shares. The merger was accounted for as a pooling of interests.

Financial Information Presentation

         Within the unaudited pro forma condensed combined financial information headings, the Company is identified as "CWT" and Dominguez as "DOMZ".

         The unaudited pro forma condensed combined financial information and accompanying notes in this report are presented to show the impact on the historic financial position and results of operations of the Company. The financial information presented should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, as file on Form 8K-A Amendment No. 1 on August 4, 2000. Certain reclassifications were necessary for consistency to the historic financial statements of the Company and Dominguez in preparing the unaudited pro forma condensed combined financial information presented in this report.


1. No material intercompany transactions took place between the Company, including its subsidiaries, and Dominguez, including its subsidiaries, during the periods presented.

2. All Company per share data has been restated to reflect the effective 2-for-1 stock split on December 31, 1997.

3. All Dominguez per share data has been restated to reflect the 3-for-2 stock split on January 2, 1998.


4. Per share data presented in the unaudited pro forma condensed combined financial information reflects the conversion of each share of Dominguez common stock into Company common stock at an exchange rate of 1.38 Company shares for each Dominguez share.


5. The unaudited pro forma condensed combined financial information is presented as if the two companies were combined during all periods presented.

6. For the year ended December 31, 1999, Dominguez reported an extraordinary item related to merger expenses of $190,000, net of $100,000 of income taxes. For the year ended December 31, 1998, Dominguez reported an extraordinary item related to merger expenses of $499,000, net of $315,000 of income taxes. For the quarter ended March 31, 2000, Dominguez reported an extraordinary item related to merger expenses of $23,000, net of $12,000 of income taxes. The extraordinary items have been reclassified in the pro forma adjustment column of the related condensed combined statements of income.


7. As reported in previous filings, certain cost synergies are anticipated to be realized by the combined company. The unaudited pro forma condensed combined financial information does not reflect any of the cost savings that are estimated to be achieved from the merger.


8. The adjustments shown on the balance sheet pro forma adjustment column are to reclassify the Dominguez paid in captial to common stock in accordance with the Company's financial statement presentation.